Exhibit 99.6

 Q1 2023 Financial Results Conference Call  February 22, 2023  Photronics, Inc.

 Safe Harbor Statement  This presentation and some of our comments during this presentation may contain projections or other forward-looking statements regarding future events, our future financial performance, and/or the future performance of the industry. These statements are predictions and contain risks and uncertainties. We refer you to the documents the Company files from time to time with the Securities and Exchange Commission. These documents contain and identify important factors that could cause the actual results for the Company to differ materially from those contained in our projections or forward-looking statements. These certain factors can be found at www.photronics.com/riskfactors. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee the accuracy of any forecasts or estimates, and we are not obligated to update any forward-looking statements if our expectations change.  2/22/2023  2

 Net income attributable to Photronics, Inc. shareholders of $14.0M ($0.23/share); non-GAAP net income was $24.4M ($0.40/share)  Investing in mainstream IC capacity to capitalize on market growth trends  IC: +0.2% Q/Q, +21% Y/Y  FPD: +0.8% Q/Q, -9% Y/Y  To China: -10% Q/Q; +18% Y/Y  Committed to driving long-term, profitable growth through strategic investments  $28M generated from operating activity  $31M invested in capex  $34M total long-term debt  Cash balance  $335M  Revenue was  $211.1M  +0.4%Q/Q  +11%Y/Y  2/22/2023  3  Q1 2023 Summary  $ 39M  S-T Investments

 Investment Strategy  Revenue Growth  Win lion’s share of the impressive growth in TAM for China IC and FPD  Supplement capacity with point tool investments and targeted expansions  Capitalize on technology leadership in AMOLED to continue improving mix  Leverage global footprint to exploit growth in “legacy foundry” business  Margin Expansion  Sustainable pricing strength in high-end and mainstream IC   Optimize asset tool set to match end-market demand  Increasing benefit from operating leverage  Explore Strategic Partnerships  2/22/2023  4

 Delivering on Updated Target Model  $M (except EPS)  2021  2022  Q1 2023 LTM  Illustrative FY 24 Target Model   Revenue  $664  $825  $846  $900  $950  $975  Gross Margin  25%  36%  37%  38-40%  40-42%  42-43%  Operating Margin  14%  26%  27%  28-30%  30-32%  32-33%  Operating Cash Flow  $151  $275  $244  $350-375  $365-380  $375-400  Free Cash Flow*  $47  $166  $124  $250-275  $235-280  $275-300  Diluted EPS  $0.89  $1.94  $1.79  $2.35-2.45  $2.50-2.55  $2.60-2.65  2/22/2023  5  *Free Cash Flow is a non-GAAP term; see reconciliation included in this presentation

 Income Statement Summary  GAAP  Non-GAAP1  $M (except EPS)  Q123  Q422  Q122  Q123  Q422  Q122  Revenue  $ 211.1  $ 210.3  $ 189.8  $ 211.1  $ 210.3  $ 189.8  Gross Profit  $ 76.1  $ 80.3  $ 59.9  $ 76.1  $ 80.3  $ 59.9  Gross Margin  36.0%  38.2%  31.5%  36.0%  38.2%  31.5%  Operating Income  $ 56.0  $ 60.5  $ 38.2  $ 56.0  $ 60.5  $ 38.2  Operating Margin  26.5%  28.8%  20.1%  26.5%  28.8%  20.1%  Non-operating income  ($ 14.4)  $ 10.8  $ 4.7  $ 2.5  $ 0.4  ($ 0.6)  Income tax provision  $ 12.6  $ 16.1  $ 11.2  $ 8.1  $ 18.6  $ 12.5  Minority interest  $ 15.0  $ 18.2  $ 8.7  $ 12.9  $ 20.2  $ 8.8  Net income2  $ 14.0  $ 37.1  $ 23.1  $ 24.4  $ 31.2  $ 19.2  Diluted EPS2  $ 0.23  $ 0.60  $ 0.38  $ 0.40  $ 0.51  $ 0.32  Days in quarter  90  92  91  90  92  91  2/22/2023  6  1See reconciliation included in this presentation 2Net income attributable to Photronics, Inc. shareholders  Margins decreased Q/Q due to unfavorable mix  GAAP Non-operating income primarily consists of unrealized FX gain/loss resulting in $25M headwind Q/Q  Minority interest from strong net income of IC JVs in Taiwan and China as Asian demand remains strong  Non-GAAP presentation removes effect of foreign exchange gain/loss

 $M  Q123  Q422  Q/Q  Q122  Y/Y  High-End*  $ 48.0  $ 44.3  8%  $ 46.5  2%  Mainstream  $ 108.6  $ 111.9  (3%)  $ 83.2  31%  Total  $ 156.6  $ 156.2  0.2%  $129.8  21%  IC Photomask Revenue  2/22/2023  High-end increased Q/Q on higher foundry/logic demand in Asia  Softer mainstream demand on typical seasonality  Outlook  New designs by customers to gain market share and support technology roadmap  Regionalization driving investments for global chip capacity  Expanding ASPs on positive supply/demand balance  *28nm and smaller  Note: Totals may differ due to rounding  7

 FPD Photomask Revenue  2/22/2023  High-end grew Q/Q as G10.5+ improved and mobile display grew  Mainstream down sequentially as we dedicated capacity to high-end  Outlook  Mobile demand should continue strong with rollout of new designs  Technology development drives demand for higher-value masks  *≥G10.5, AMOLED and LTPS Note: Totals may differ due to rounding.  $M  Q123  Q422  Q/Q  Q122  Y/Y  High-End*  $ 45.7  $ 43.4  5%  $ 46.3  (1%)  Mainstream  $ 8.8  $ 10.6  (17%)  $ 13.8  (36%)  Total  $ 54.5  $ 54.1  1%  $ 60.1  (9%)  8

 Select Financial Data  $M  Q123  Q422  Q122  Cash  $ 374  $ 359  $ 314  Debt  $ 34  $ 42  $ 97  Net Cash*  $ 340  $ 316  $ 217  Operating Cash Flow  $ 28  $ 79  $ 59  Capital Expenditures  $ 31  $ 66  $ 19  Cash includes cash equivalents and short-term investments  Debt primarily comprised of US equipment leases and local China loans  Capex targeting growth in mainstream IC capacity & facility expansion  Balance sheet able to fund investments, share repurchases, and strategic opportunities  2/22/2023  9  *Net cash defined is a non-GAAP term; see reconciliation included in this presentation

 Q2 2023 Guidance   Revenue ($M)  $205 - $215  Operating Margin  25% - 28%  Taxes ($M)  $12 - $15  Diluted non-GAAP EPS  $0.38 - $0.48  Diluted Shares (M)  ~61  Full-year Capex (M)  ~$130  Incorporation of chips in IoT, 5G, Crypto and consumer products   New designs to capture market share  Advanced display technologies  Growing nationalism spurs regional investments in capacity  Outlook clouded by geopolitical uncertainty, macro-economic headwinds and supply chain challenges  Driving margin expansion and cash flows to achieve long-term target model  2/22/2023  10

 For Additional Information:  Please contact  John P. Jordan  Executive Vice President & CFO  203.740.5671  jjordan@photronics.com   Thank you for your interest!

 Appendix

 Total Revenue ($M)  2/22/2023  13  IC  FPD  Total may differ due to rounding

 IC Photomask Revenue ($M)  2/22/2023  14  Mainstream  High-End  High-End: 28nm and smaller; Total may differ due to rounding

 FPD Photomask Revenue ($M)  2/22/2023  15  Mainstream  High-End  High-End: ≥G10.5, AMOLED and LTPS; Total may differ due to rounding

 Non-GAAP Financial Measures  Non-GAAP Net Income attributable to Photronics, Inc. shareholders and non-GAAP earnings per share, Free Cash Flow, LTM Free Cash Flow, and Net Cash are "non-GAAP financial measures" as such term is defined by the Securities and Exchange Commission, and may differ from similarly named non-GAAP financial measures used by other companies. The attached financial supplement reconciles Photronics, Inc. financial results under GAAP to non-GAAP financial information. We believe these non-GAAP financial measures that exclude certain items are useful for analysts and investors to evaluate our future on-going performance because they enable a more meaningful comparison of our projected performance with our historical results. These non-GAAP metrics are not intended to represent funds available for our discretionary use and are not intended to represent, or be used as a substitute for, gross profit, operating income, net income, cash and cash equivalents, or cash flows from operations, as measured under GAAP. The items excluded from these non-GAAP metrics, but included in the calculation of their closest GAAP equivalent, are significant components of the condensed consolidated balance sheets and statement of cash flows and must be considered in performing a comprehensive assessment of overall financial performance. Please refer to the non-GAAP reconciliations on the following page.   2/22/2023  16

 Non-GAAP Financial Measures  2/22/2023  17  Note: Totals may differ due to rounding

 Non-GAAP Financial Measures  2/22/2023  17

 Non-GAAP Financial Measures  2/22/2023  17  Note: Totals may differ due to rounding

 Non-GAAP Financial Measures  2/22/2023  18